UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 29, 2013

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COVENANT TRANSPORTATION GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24960	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy., Chattanooga, TN	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On Wednesday, May 29, 2013, the Compensation Committee of the Board of Directors of Covenant Transportation Group, Inc., a Nevada corporation (the “Company”), approved grants of restricted stock to the named executive officers of the Company.  The grants vest (A) 50% at December 31, 2016, subject to continuous employment through such date ("Time-Vesting Shares"), (B) one-half of the non-Time-Vesting Shares upon attainment of a 1.8% or higher net income margin percentage for fiscal year 2014, and (C) all remaining unvested non-Time-Vesting Shares upon attainment of a 2.3% or higher net income margin percentage for fiscal year 2015.

Named Executive Officer	Shares of Restricted Stock
David R. Parker	15,000
Joey B. Hogan	12,500
Tony Smith	12,500
R.H. Lovin, Jr.	10,000
Richard B. Cribbs	10,000

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on Wednesday, May 29, 2013.  Four proposals were voted upon at the Annual Meeting.  The proposals are described in detail in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on April 19, 2013.  The final results for the votes regarding each proposal are set forth below.

1.	The voting tabulation on the election of directors was as follows:

Nominee	For	Withheld	Broker Non-Votes
William T. Alt	10,351,349	401,744	1,116,647
Robert E. Bosworth	10,434,244	318,849	1,116,647
Bradley A. Moline	10,444,869	308,224	1,116,647
Niel B. Nielson	10,444,468	308,625	1,116,647
David R. Parker	10,436,038	317,055	1,116,647

2.	The amendment to the Second Amended and Restated 2006 Omnibus Incentive Plan was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,578,341	169,054	5,698	1,116,647

3.	The renewal of the material terms of the performance-based goals under the Second Amended and Restated 2006 Omnibus Incentive Plan was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,512,517	86,498	154,078	1,116,647

4.	The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013, was ratified as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,681,840	24,898	163,002	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT TRANSPORTATION GROUP, INC.

Date: May 31, 2013	By:	/s/ Richard B. Cribbs
Richard B. Cribbs Senior Vice President and Chief Financial Officer